4th Quarter 2021 Earnings Presentation February 22, 2022 Exhibit 99.2

Safe Harbor Statement Our disclosures in this presentation, including without limitation, those relating to future financial results market conditions and guidance, the impacts of COVID-19 on our business, and in our other public documents and comments contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act. Those statements provide our future expectations or forecasts and can be identified by our use of words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “outlook,” “target,” “predict,” “may,” “will,” “would,” “could,” “should,” “seek,” and other words or phrases of similar meaning in connection with any discussion of future operating or financial performance. Forward-looking statements, by their nature, address matters that are uncertain and involve risks because they relate to events and depend on circumstances that may or may not occur in the future. As a result, our actual results may differ materially from our expected results and from those expressed in our forward-looking statements. A more detailed discussion of the risks and uncertainties that may affect our ability to achieve the projected performance is included in the “Risk Factors” and “Management’s Discussion and Analysis” sections of our reports on Form 10-K and 10-Q filed with the U.S. Securities and Exchange Commission (“SEC”). Forward-looking statements speak only as of the date they are made. We undertake no obligation to update any forward-looking statements beyond what is required under applicable securities law. In addition, we will be referring to non-GAAP financial measures within the meaning of SEC Regulation G. A reconciliation of the differences between these measures with the most directly comparable financial measures calculated in accordance with Generally Accepted Accounting Principles (“GAAP”) are included within this presentation and available on the Investor Relations page of our website at www.armstrongceilings.com. The guidance in this presentation is only effective as of the date given, February 22, 2022, and will not be updated or affirmed unless and until we publicly announce updated or affirmed guidance.

Basis of Presentation Explanation Results throughout this presentation are presented on a normalized basis. We remove the impact of certain discrete expenses and income in certain measures including adjusted net sales, adjusted EBITDA, adjusted earnings per share (EPS) and adjusted free cash flow. The Company excludes certain acquisition related expenses (i.e. – changes in the fair value of earn-outs, deferred compensation accruals(1), impact of adjustments related to the fair value of inventory and deferred revenue) for recent acquisitions. The Company excludes all acquisition-related amortization from adjusted earnings from continuing operations and in calculations of adjusted diluted earnings per share. Examples of other excluded items include plant closures, restructuring actions and related costs, impairments, separation costs, environmental site expenses and related insurance recoveries, endowment level charitable contributions, and certain other gains and losses. The Company also adjusts for our U.S. pension plan (credit) expense(2). Our tax rate may be adjusted for certain discrete items which are identified in the footnotes. Investors should not consider non-GAAP measures as a substitute for GAAP measures. Non-GAAP figures are rounded to the nearest million and corresponding percentages are rounded to the nearest percent based on unrounded figures. The deferred compensation accruals are for cash and stock awards that will be recorded over the vesting period, as such payments are subject to the sellers’ and employees’ continued employment with the Company. RIP (credit) expense represents the entire actuarial net periodic pension (credit) expense recorded as a component of earnings from continuing operations. For all periods presented, we were not required to and did not make cash contributions to our RIP. All dollar figures throughout the presentation are in $ millions, except per share data, and all comparisons are versus prior year unless otherwise noted. Figures may not sum due to rounding.

1 Exceeded Mineral Fiber (MF) volume expectations in the quarter, lifting FY 2021 volume growth to 3% 2 Strong level of MF Average Unit Value (AUV) growth at 13% in Q4, driven by like-for-like price and mix improvements 3 Architectural Specialties (AS) Q4 EBITDA margin expanded 220bps VPY driven by both organic performance and 2020 Acquisitions(1) 4 Our investments throughout the pandemic position AWI for further growth in 2022 Solid Close to Year Providing Momentum for 2022 Q4 2021 Highlights *Non-GAAP measure. See appendix for reconciliation to nearest GAAP measure. (1) The “2020 Acquisitions” include acquisitions made in 2020 of Turf, Moz and Arktura. “Organic” excludes the 2020 Acquisitions. Adj. Net Sales* $ Million $239 $283 +13% +34% +18% +21% Adj. EBITDA* $ Million

2020 Acquisitions 3 6 - - (1) (3) - 5 Quality Q4 Results Driven by Execution and Strong AUV Q4 2021 Consolidated Company Key Metrics Q4 2020 Q4 2021 Variance Adj. Net Sales ($M) $239 $283 18% Adj. EBITDA*($M) $73 $88 21% Adj. EBITDA Margin*(%) 31% 30% 60bps Adj. Earnings Per Share* $0.81 $1.09 35% Adj. Free Cash Flow* ($M) $68 $45 (34%) Cash ($M) $137 $98 ($39) Liquidity(1) ($M) $412 $433 $21 Net Debt(2) ($M) $579 $533 ($46) Leverage(3) 1.8x 1.4x (4) Excludes change in depreciation throughout presentation. (5) Excludes change in amortization throughout presentation. *Non-GAAP measure. See appendix for reconciliation to nearest GAAP measure. $73 $10 $19 ($10) $1 ($9) $4 $88 (1) Liquidity is comprised of cash and cash equivalents and availability on our revolving credit facility. (2) Net Debt is comprised of current and long term debt less cash and cash equivalents. (3) As defined by the terms of our credit agreement.

MF AUV and Volume Growth Drive Strong Performance Mineral Fiber Q4 2021 Results Q1 Q2 Q3 Q4 Current Quarter Comments 2020 Adjusted EBITDA* $87 $62 $79 $66 AUV 2 13 20 19 Positive price and favorable mix, more price vs mix Volume (10) 21 1 1 Increased demand vs PY impacted by COVID-19 Manufacturing 3 (0) (1) 2 Productivity more than offset return of 2020 temporary reductions Input costs 1 (5) (8) (10) Raw material, energy and freight inflation SG&A (7) (11) (13) (5) Return of 2020 temporary reductions, growth investments WAVE 2 10 8 4 Price and mix more than offset inflation 2021 Adjusted EBITDA* $78 $90 $86 $77 Q4 MF EBITDA margin expanded 110 bps % Change (10%) 44% 10% 17% *Non-GAAP measure. See appendix for reconciliation to nearest GAAP measure. (1) Worthington Armstrong 50/50 Joint Venture (“WAVE”). Net Sales ($ Million) +13% Mineral Fiber Key Highlights AUV up 13% vs. Q4 2020 on positive like-for-like pricing and favorable channel mix Volumes increased on more normalized demand vs. impacts from COVID-19 in prior-year period Continued to achieve price over elevated inflation and expanded gross margin Strong performance from WAVE(1) joint venture

Q1 Q2 Q3 Q4 Current Quarter Comments 2020 Adjusted EBITDA* $10 $6 $13 $7 Sales 8 15 8 9 Incremental sales driven by both organic and acquisitions Period Expense (6) (6) (3) (2) Expense from acquired companies and capacity investments SG&A (4) (6) (4) (3) Expense from acquired companies 2021 Adjusted EBITDA* $7 $10 $13 $11 Q4 AS margin expanded 220 bps % Change (29%) 48% 1% 58% Organic Growth & 2020 Acquisitions Contribute to Solid Performance Architectural Specialties Q4 2021 Results *Non-GAAP measure. See appendix for reconciliation to nearest GAAP measure. AS organic excludes the 2020 Acquisitions. 2020 Acquisitions added $14 in sales and $2 in EBITDA vs. prior year Organic(1) sales up 12% driven by increased volumes and pricing actions Adjusted EBITDA* up 58% on both organic and inorganic contributions Adjusted EBITDA* margin expanded 220 bps, driven by improved scale on increased sales +34% Key Highlights Adj. Net Sales* ($ Million)

Strong FY Rebound From COVID Depressed 2020 Results Consolidated Company Key Metrics – FY 2021 *Non-GAAP measure. See appendix for reconciliation to nearest GAAP measure. 2020 Acquisitions 5 38 - - (13) (15) - 16 FY 2020 FY 2021 Variance Adj. Net Sales* ($M) $938 $1,107 18% Adj. EBITDA*($M) $330 $372 13% Adj. EBITDA Margin (%) 35% 34% (160bps) Adj. Earnings Per Share* $3.74 $4.36 17% Adj. Free Cash Flow* ($M) $212 $190 (10%) $24 ($55) $330 $372 ($13) ($21) $52 $55

Cash Earnings Decline Driven by Planned Capex Increase vs. 2020 *Non-GAAP measure. See appendix for reconciliation to nearest GAAP measure. (1) Includes cash earnings, working capital and other current assets and liabilities. ($24) ($2) $3 ($8) $190 $10 Adjusted Free Cash Flow* Bridge – Full Year 2021 vs. PY ($ Million)

2021 Actual 2022 Guidance Key Assumptions 2022 Guidance Double-digit growth on both top and bottom line $1,107 $1,215 – $1,255 10% – 13% YoY MF AUV 8-10% on positive like-for-like pricing & mix benefits Market recovery and benefits from growth initiatives expected to drive MF volume up 2% - 4% AS >10%; guidance does not include any future acquisitions Net Sales Adjusted EBITDA* Adjusted EPS* Adjusted Free Cash Flow* $372 $410 – $430 10% – 16% YoY Higher than average AUV fall through, continued price over inflation Manufacturing productivity and improved earnings from WAVE Investing to support growth AS margin expansion $4.36 $5.00 – $5.20 15% – 19% YoY ~$25 million of interest expense 25% book tax rate $66 million depreciation, $16 million amortization, of which ~$8 million of acquisition amortization is excluded ~48 million average diluted shares outstanding $190 $215 – $235 13% – 24% YoY $90-$100 million of Cap Ex $20 - $25 million of cash interest expense Cash tax rate 20% - 25% *Non-GAAP measure. See appendix for reconciliation to nearest GAAP measure.

Appendix

2021 Adjusted EBITDA Reconciliation RIP expense represents only the plan service cost that is recorded within Operating Income. For all periods presented, we were not required to and did not make cash contributions to our RIP. Represents the impact of acquisition-related adjustments for the fair value of acquired inventory and deferred revenue, changes in fair value of contingent consideration and deferred compensation & restricted stock expenses. Donation to the AWI Foundation.

2021 Adjusted Diluted Earnings per Share Reconciliation RIP (credit) expense represents the entire actuarial net periodic pension expense (credit) recorded as a component of earnings from continuing operations. For all periods presented, we were not required to and did not make cash contributions to our RIP. Represents the impact of acquisition-related adjustments for the fair value of acquired inventory and deferred revenue, changes in fair value of contingent consideration and deferred compensation & restricted stock expenses. Represents the intangible amortization related to acquired entities, including customer relationships, developed technology, software, trademarks and brand names, non-compete agreements and other intangibles. Donation to the AWI Foundation. Adjusted income tax expense is calculated using the adjusted tax rate multiplied by the adjusted earnings from continuing operations before income taxes. Dilutive shares are as-reported. 2020 dilutive shares outstanding for the twelve months ended December 31, 2020 include anti-dilutive common stock equivalents which are excluded from U.S. GAAP. The tax rate for the three and twelve months ended December 31, 2020 excludes the first quarter pension annuitization and the gain on the sale of our idled China facility.

2021 Adjusted Free Cash Flow Reconciliation Amounts for the three and twelve months ended December 31, 2020 include related income tax payments. Contingent compensation payments related to the acquisition. Donation to the AWI Foundation.

2021 Segment Reported Operating Income (Loss) to Adj. EBITDA RIP expense represents only the plan service cost related to the RIP that is recorded within Operating Income. For all periods presented, we were not required to and did not make cash contributions to our RIP. Donation to the AWI Foundation. Represents the impact of acquisition-related adjustments for the fair value of acquired inventory and deferred revenue, changes in fair value of contingent consideration and deferred compensation accruals.

2021 Adjusted Net Sales Reconciliation Represents the impact of acquisition-related deferred revenue adjustments to fair value.

2022 Adjusted EBITDA Guidance Reconciliation RIP credit represents the actuarial net periodic benefit expected to be recorded as a component of other non-operating income. We do not expect to be and do not plan to make cash contributions to our U.S. Retirement Income Plan based on guidelines established by the Pension Benefit Guaranty Corporation. RIP expense represents only the service cost related to the U.S. pension plan that is recorded within Operating Income. For all periods presented, we were not required to and did not make cash contributions to our U.S. Retirement Income Plan.

2022 Adjusted EPS Guidance Reconciliation Adjusted EPS guidance for 2022 is calculated based on an adjusted effective tax rate of 25% and based on 47.7 million of diluted shares outstanding. RIP credit represents the actuarial net periodic benefit expected to be recorded as a component of other non-operating income. We do not expect to be required to make, nor do we plan to make cash contributions to our U.S. Retirement Income Plan based on guidelines established by the Pension Benefit Guaranty Corporation. RIP expense represents only the service cost related to the U.S. pension plan and is recorded as a component of operating income. We do not expect to be required to make, nor do we plan to make cash contributions to our U.S. Retirement Income Plan based on guidelines established by the Pension Benefit Guaranty Corporation. Represents the intangible amortization related to acquired entities, including customer relationships, developed technology, software, trademarks and brand names, non-compete agreements and other intangibles. Adjusted income tax expense is based adjusted earnings before income tax.

2022 Adjusted Free Cash Flow Guidance Reconciliation